Offerings - Offering: 1	Aug. 18, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.950% InterNotes Due August 15, 2027
Amount Registered	488,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 488,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 74.71
Offering Note	None